SUPPLEMENT DATED MARCH 20, 2014

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 26, 2013, AS AMENDED ON JANUARY 31, 2014

Arden Alternative Strategies II

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

I.           Change in Expense Limitation

Effective April 1, 2014, the Expense Limitation is reduced from 2.50% to 1.99% indefinitely unless terminated or changed by the Board.

II.           Addition of Sub-Adviser

  The following paragraph is added to the Fund’s Prospectus and Statement of Additional Information.

  Effective April 1, 2014, the Board has approved the retention of Whitebox Advisors LLC (“Whitebox”) as a sub-adviser to manage a portion of the Fund's assets using Relative Value Strategies. Whitebox is located at 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416.

III. Adviser’s Performance

The following paragraphs are added as “Appendix A” to the Fund’s Prospectus:

Adviser Performance Information

Arden Alternative Strategies II (the “Fund”) commenced operations in February 2014 and, thus, has very limited operating history as of the date hereof. However, the Fund's investment adviser, Arden Asset Management LLC (the “Adviser”), employs an investment program for another series of the Arden Investment Series Trust (the “Other Series”) that is substantially the same as the investment program that it employs in managing the Fund. The Other Series commenced operations on November 27, 2012 and its returns are shown in the following tables and bar charts.

The tables and bar charts set forth performance information of the Other Series and various indices for the periods indicated. The returns shown for the Other Series reflect the actual fees and expenses incurred by the Other Series. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER SERIES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that certain classes of shares of the Fund bear fees and expenses that may be higher than those of the Other Series. Accordingly, had the Other Series’ performance records reflected such Fund shares’ fees and expenses, the Other Series’ returns shown in the table may have been lower. The future performance of the Fund, the Other Series and the various indices may differ.

OTHER SERIES PERFORMANCE1

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	YTD as of 12/31
2012												0.40%	0.40%
2013	1.39%	0.29%	1.27%	0.19%	-0.29%	-0.87%	1.07%	-1.16%	1.56%	0.96%	0.86%	1.14%	6.58%

The average annual returns table compares average annual returns of the Other Series’ past performance to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance. Returns are shown as of December 31, 2013.

Since Inception (11/27/12)
Average Annual Return Before Taxes	6.39%
Average Annual Return After Taxes on Distributions[2]	5.15%
Average Annual Return After Taxes on Distributions and Sale of Fund Shares[2]	4.36%
HFRX Absolute Return Index[3]	3.76%

[1]	The performance data provided for the Other Series was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
[2]	After tax-returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from these shown and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
[3]	The Index is an unmanaged index composed of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The Index reflects the reinvestment of dividends but does not reflect fees, brokerage commissions, taxes or other expenses of investing. The Index is not intended to imply the Fund’s past or future performance. A direct investment in the Index is not possible.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Other Series. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by the Adviser, including the Fund. There is no guarantee that the Fund will achieve its investment objective.